CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Sep. 30, 2019	Sep. 30, 2018
Income Statement [Abstract]
REVENUE	$ 1,804,960	$ 4,303,296
COST OF SALES	1,378,413	3,481,673
GROSS PROFIT	426,547	821,623
RESEARCH AND DEVELOPMENT EXPENSES	1,257,872	570,514
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	4,181,687	2,508,846
OPERATING LOSS	(5,013,012)	(2,257,737)
OTHER INCOME (EXPENSE):
Interest expense	(2,945,312)	(1,195,329)
Other income	(9,561)	25,160
Gain on debt settlements	355,569	170,309
Total other income (expense), net	(2,599,304)	(999,860)
LOSS BEFORE INCOME TAXES	(7,612,316)	(3,257,597)
Income taxes - current provision	0	0
NET LOSS	$ (7,612,316)	$ (3,257,597)
Basic and diluted loss per share	$ (.42)	$ (0.38)
Weighted average shares of common stock outstanding - basic and diluted	18,053,848	8,630,891